                             LETTER OF TRANSMITTAL

                               TO TENDER SHARES

                                      OF

               COMMON STOCK (INCLUDING THE ASSOCIATED SERIES A
            JUNIOR PARTICIPATING PREFERRED STOCK PURCHASE RIGHTS)

                                      OF

                              TYLAN GENERAL, INC.

           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 20, 1996

                                      OF

                            MCTG ACQUISITION CORP.
                         A WHOLLY OWNED SUBSIDIARY OF

                             MILLIPORE CORPORATION

 -------------------------------------------------------------------------------
   THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON TUESDAY, JANUARY 21, 1997, UNLESS THE OFFER IS EXTENDED.
 -------------------------------------------------------------------------------


              TO: THE FIRST NATIONAL BANK OF BOSTON, DEPOSITARY

         By Mail:         By Facsimile Transmission:          By Hand:
                                (617) 575-2232        BancBoston Trust Company
   Shareholder Services         (617) 575-2233              of New York
         Division                (For Eligible
                               Institutions Only)     55 Broadway, Third Floor
      P.O. Box 1889                                      New York, New York
    Mail Stop 45-02-53
  Boston, Massachusetts
          02105
      (800) 730-4001
                               Confirm Facsimile        By Overnight Courier:
                                 by Telephone:         The First National Bank
                                (800) 730-4001               of Boston
                            (For Confirmation Only)     Shareholder Services
                                                              Division
                                                         150 Royall Street
                                                        Mail Stop: 45-02-53
                                                       Canton, Massachusetts
                                                               02021

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase dated December 20, 1996. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

  Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth under

"The Tender Offer -- 3. Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   DESCRIPTION OF SHARES TENDERED -- COMMON STOCK (INCLUDING THE ASSOCIATED
        SERIES A JUNIOR PARTICIPATING PREFERRED STOCK PURCHASE RIGHTS)

------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED
 HOLDER(S) (PLEASE FILL IN, IF BLANK,
EXACTLY AS NAME(S) APPEAR(S) ON SHARE                     SHARES TENDERED
           CERTIFICATES                        (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------
                                                         TOTAL NUMBER
                                                           OF SHARES
                                        CERTIFICATE     REPRESENTED BY       NUMBER OF
                                        NUMBER(S)*      CERTIFICATE(S)*  SHARES TENDERED**
                                     -------------------------------------------------------

                                     -------------------------------------------------------

                                     -------------------------------------------------------

                                     -------------------------------------------------------

                                     -------------------------------------------------------
                                      TOTAL SHARES
                                     -------------------------------------------------------

-------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing constituting an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Delivery Instruments" or "Special Payment Instructions" on this Letter of Transmittal or
(b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if certificates are to be forwarded herewith pursuant to the procedures set forth in "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Tender Offer--3. Procedure for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Tender Offer--3. Procedure for Tendering Shares." If Shares are forwarded separately to the Depositary, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

  The method of delivering Shares, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of the Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

  8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Depositary will be required to backup withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.

  10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. Instructions will then be given to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ ACCOMPANYING INSTRUCTIONS
                                   CAREFULLY

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account No. _____________________________________________________________ at

  The Depository Trust Company

  Transaction Code No. _______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Stockholder(s) _______________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  If delivery is by book entry transfer:
    Name of Tendering Institution ___________________________________________

    DTC Account No. _________________________________________________________

    Transaction Code No. ____________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to MCTG Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Millipore Corporation, the above-described shares of common stock, par value $.001 per share (the "Common Stock"), together with the associated Series A Junior Participating Preferred Stock Purchase Rights (together with the Common Stock, the "Shares") of Tylan General, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $16.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 20, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which with any amendment or supplement thereto, collectively together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares delivered by book-entry transfer and any and all other Shares or other securities issued or issuable in respect thereof on or after December 20, 1996 and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other shares or securities), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Geoffrey Nunes, Michael P. Carroll and Douglas P. Jacoby, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without any further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares, and no subsequent power of attorney or proxies will be given or will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned understands that Purchaser reserves the right to require that, in order for such Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Tender Offer -- 3. Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price and/or return any Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.

----------------------------------          ---------------------------------
 SPECIAL PAYMENT INSTRUCTIONS (SEE            SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)              (SEE INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if the                To be completed ONLY if the
 check for the purchase price of            check for the purchase price of
 Shares purchased or stock certif-          Shares purchased or stock certif-
 icates for Shares not tendered or          icates for Shares not tendered or
 not purchased are to be issued in          not purchased are to be mailed to
 the name of someone other than             someone other than the under-
 the undersigned.                           signed or to the undersigned at
                                            an address other than that shown
                                            below the undersigned's signa-
                                            ture(s).

 Issue check and/or certificates
 to:


 Name _____________________________         Mail check and/or certificates
            (PLEASE PRINT)                  to:
 Address __________________________         Name______________________________
                                                       (PLEASE PRINT)
 __________________________________         Address __________________________
             (ZIP CODE)
 __________________________________         __________________________________
 (TAX IDENTIFICATION NO. OR SOCIAL                      (ZIP CODE)
           SECURITY NO.)
   (COMPLETE SUBSTITUTE FORM W-9)
----------------------------------          ---------------------------------

          ----------------------------------------------------------------
                                     SIGN HERE
                    (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
             X_________________________________________________________
                             (SIGNATURE(S) OF OWNER(S))
             X_________________________________________________________

             Dated: _______________________________________________ 19

             Name(s)___________________________________________________
                                   (PLEASE PRINT)
             __________________________________________________________

             Capacity (full title)_____________________________________

             Address___________________________________________________

             __________________________________________________________
                                 (INCLUDE ZIP CODE)
             Area Code and Telephone No._______________________________

             Tax Identification or Social Security No._________________
                   (COMPLETE SUBSTITUTE W-9 ON REVERSE SIDE)
             (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

             Name of Firm______________________________________________

             Authorized Signature______________________________________

             Name______________________________________________________

             Address___________________________________________________

             Area Code and Telephone Number____________________________

             Dated ________________________________________________ 19
          ----------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)

                         PAYER'S NAME: [              ]
--------------------------------------------------------------------------------

 SUBSTITUTE             PART I--PLEASE PROVIDE YOUR    ----------------------
 FORM W-9               TIN IN THE BOX AT THE RIGHT    Social security number
                        AND CERTIFY BY SIGNING AND
                        DATING BELOW.
                                                                 or

 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                              ----------------------
 PAYER'S REQUEST FOR TAXPAYER                         Employer identification
 IDENTIFICATION NUMBER (TIN)                                  number


--------------------------------------------------------------------------------
 Certification--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
     Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withhold-ing because of underreporting or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer sub-ject to backup withholding, do not cross out such item (2).

 SIGNATURE ________________________________________________ DATE ________, 19
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAX IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
 Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.
--------------------------------------------------------------------------------

 Signature _______________________________________________  Date ____________

  Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Shares and any other required documents should be sent or delivered by each stockholder of the Company of his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                       The Depositary for the Offer is:
                       THE FIRST NATIONAL BANK OF BOSTON

         By Mail:         By Facsimile Transmission:    By Hand or Overnight
                                (617) 575-2232                Courier:
                                                     Banc Boston Trust Company
   Shareholder Services         (617) 575-2233              of New York
         Division               (For Eligible
                              Institutions Only)      55 Broadway, Third Floor
      P.O. Box 1889                                      New York, New York
    Mail Stop 45-02-53
  Boston, Massachusetts
          02105
      (800) 730-4001
                              Confirm Facsimile         By Overnight Courier:
                                 by Telephone:         The First National Bank
                                (800) 730-4001               of Boston
                            (For Confirmation Only)     Shareholder Services
                                                              Division
                                                         150 Royall Street
                                                        Mail Stop: 45-02-53
                                                       Canton, Massachusetts
                                                               02021

  Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser's expense. You may also contract the Dealer Manager or your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer.

                           The Information Agent is:

                                     LOGO
                               156 Fifth Avenue
                              New York, NY 10010
                        (212) 929-5500 (call collect)
                                      or
                        Call Toll Free (800) 322-2885

                     The Dealer Manager for the Offer is:

                          Credit Suisse First Boston
                             Eleven Madison Avenue
                              New York, NY 10010



December 20, 1996

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